UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 2, 2006

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 800
Bethesda, MD 20817
(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  Completion of Acquisition or Disposition of Assets.

On May 2, 2006, an affiliate of DiamondRock Hospitality Company (“DiamondRock”) completed its acquisition of the 369-room Westin Atlanta North at Perimeter Center in Atlanta, Georgia (the “Westin Perimeter”) for total consideration of $61.5 million.  We acquired the Westin Perimeter from an affiliate of Starwood Hotels & Resorts Worldwide and we acted in conjunction with Noble Investment Group. We funded the acquisition entirely with cash.

Noble Management Group, LLC will manage the hotel for us under a franchise from Westin. We intend to spend approximately $3 million in capital expenditures at the hotel over the next year.

ITEM 2.02.  Results of Operations and Financial Condition

The information in this Current Report on Form 8-K is furnished under Item 2.02 - “Results of Operations and Financial Condition.” Such information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On May 2, 2006, the Company issued a press release announcing its financial results for the quarter ended March 24, 2006. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.  Financial Statements and Exhibits.

          (a)          Financial Statements of Business Acquired.

To the extent required by this item, financial statements for Westin Perimeter will be filed as an amendment to this report on Form 8-K/A as soon as practicable but no later than 71 calendar days after the latest date on which this initial Form 8-K is required to be filed.

          (b)          Pro Forma Financial Information.

To the extent required by this item, pro forma financial information for Westin Perimeter will be filed as an amendment to this report on Form 8-K/A as soon as practicable but no later than 71 calendar days after the latest date on which this initial Form 8-K is required to be filed.

          (d)          Exhibits.

See Index to Exhibits attached hereto.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: May 2, 2006	By:	/s/ Michael D. Schecter

Michael D. Schecter
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 2, 2006.